Execution Date: March 31 2008
签署日期: 2008年3月31日

Olympic Forward Trading Ltd
as Pledgor

滔达贸易有限公司
(质押人)

in favor of
以

Gain Dynasty Investment Ltd.
as Pledgee

Gain Dynasty Investment Ltd.
为质押权人

之

Equity Pledge Agreement
股权质押协议

CONTENTS
内容

This Equity Pledge Agreement (this "**Agreement**") is entered into by and between:

本股权质押协议 (本"协议") 是由以下各方共同签订的：

1. Olympic Forward Trading Ltd., a company incorporated under the laws of Hong Kong, whose registered office is located at Flat F, 17/F, Block 1, La Costa, 8 Po Tao Street, Ma On Shan, N.T. Hong Kong. (the "**Pledgor**"); and

1. 滔达贸易有限公司，一家根据香港法律注册成立的有限责任公司，其注册地址为： Flat F, 17/F, Block 1, La Costa, 8 Po Tao Street, Ma On Shan, N.T. Hong Kong. (**"质押人"**)；

以及

2. Gain Dynasty Investment Ltd., a company incorporated under the laws of British Virgin Islands ("**BVI**"), whose registered office is located at Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands. (the "**Pledgee**").

2. Gain Dynasty Investment Ltd., 一家根据英属维尔京群岛法律注册成立的有限责任公司，其注册地址为: Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands. ("**质押权人**")。

WHEREAS:

鉴于：

(1) A Shareholder Loan Agreement (the "**Loan Agreement**") dated as of March, 2008 (as the same may be amended, supplemented or otherwise modified from time to time), was entered into by and between the Pledgee as lender and the Pledgor as borrower (the "**Loan Agreement**");

(1) 以下由质押权人作为贷款方，质押人作为借款方于2008年2月[ ]日所签订的股东贷款协议("**贷款协议**")(可能随时被更改、补充或以其他方式进行修订)

(2) The Pledgor owns 100% equity interests in (i) Guangdong Taoda Drink Co., Limited, a wholly foreign-owned enterprise ("**WFOE**") of the People's Republic of China ("**PRC**"), (ii) Zhanjiang Taoda Drink Co., Limited, a WFOE of the PRC, (iii) Changchun Taoda Beverage Co., Limited, a WFOE of the PRC, and (iv) Shandong Olympic Forward Drink

Co., Limited, a WFOE of the PRC (collectively, the "**PRC Companies**"), the above four WFOEs are organized and existing under the laws of the PRC.

(2)质押人系拥有以下公司全部100%的股权:（i）广东滔达饮料有限公司，一家于中华人民共和国（"**中国**"）成立的外商独资公司（"**独资公司**"），（ii）浙江滔达饮料有限公司，一家于中国成立的独资公司，（iii）长春滔达饮料有限公司，一家于中国成立的独资公司，和（iv）山东滔达有限公司，一家于中国成立的独资公司，以上四家公司均为根据中国法律成立和存续的独资公司（通称为"**中国公司**"）。

In this Agreement, the Pledgor, the Pledgee each may be referred to as a "**Party**", and collectively, as the "**Parties**".

本协议中，质押人,质押权人各自单独成为"**一方**"，统称为"**双方**"。

IT IS AGREED by the Parties as follows:

本协议双方达成以下协议：

1. DEFINITIONS AND INTERPRETATION

1. 定义与释义

1.1 In this Agreement, unless the context requires otherwise:

1.1 在本协议中，除非协议内容另有规定外:

All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. In this Agreement, the following terms shall have the following meanings:

除本协议另有规定外，所有在本协议中的术语都应按照贷款协议的有关规定进行解释。在本协议中，下列术语将被表示如下含义:

"**AIC**" means the local Administration for Industry and Commerce with which the PRC Companies are registered as legal persons;
"**工商局**"系指中国公司成立注册登记的当地工商行政管理局;

"**Articles of Association**" means the Articles of Association of the PRC Companies executed by the Pledgor (including any amendment and/or supplement thereto from time to time);
"**章程**"系指由质押人签订生效的中国公司章程(包括有时可能的相关修订和/或补充)；

"**Authorization**" means an authorization, consent, approval, resolution, license, exemption, filing, notarization or registration;
"授权"系指授权、同意、批复、决议、许可、豁免、备案、公证或注册;

"**Business Day**" means a day (other than a Saturday or a Sunday) on which banks are open for business in Hong Kong or the PRC;
"工作日"系指在中国或香港的银行对外营业的一日(星期六或星期天除外);

"**Charge**" means all or any of the Security created or expressed to be created by or pursuant to this Agreement;
"担保"系指任何或所有根据本协议设立或明确声明将被设立的担保;

"**MOC**" means the Ministry of Commence or its competent local branches which approved the establishment and the Articles of Association of the PRC Companies (collectively, the Original Approval Authority");
"商务部或地方商务厅(局)"系指审批通过中国公司的成立及其章程的相关国家商务部或地方商务厅(局)(以下简称"原审批机关");

"**Obligations**" means the due and punctual payment of principal amount up to US$[ ] and premium, if any, and interest at the applicable rate provided in the Loan Agreement (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding, under the Bankruptcy Laws, whether or not such interest is an allowed claim in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise.
"义务"系指以下各项义务的统称
到期并按时支付的累计不高于[ ]美金的本金、溢价(如有)、及在贷款到期(不论是由于期限届满、提前还款还是预付款或其他方式)时根据贷款协议所适用的利息率(包括破产程序开始前已产生的或开始之后产生的且合同所适用的利息率,无论破产法是否允许针对该程序而进行该利息主张)计算的贷款利息;质押权人

"**Pledged Equity**" means only 65% of the equity interests owned by the Pledgor in the PRC Companies to be pledged, and any other rights, interests and benefits arising from such equity interests, including any dividends, capital increase, distribution and any other rights and interests;
"质押股权"系指质押人仅质押其所拥有的中国公司66%的股权,和其他由此股权而产生的任何权利、利息和利益,包括任何股息、增资、分红和其他任何权利权益;

"**PRC**" or "**China**" means the People's Republic of China. For purpose of this Agreement, the term "PRC Laws" means all laws of the PRC, other than the laws of Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region;
"中华人民共和国"或"中国"系指中华人民共和国。根据本协议之目的,本协议之"中华人民共和国法律"不包括香港特别行政区、澳门特别行政区和台湾地区的法律;

"**Security**" means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect; and
"担保"系指一种抵押、借款抵押、质押、留置或其他为保障任何人、任何协议或安排之责任义务的履行具有类似效力的担保物权;以及

"**Secured Parties**" means, collectively, (a) the Pledgee and (b) any of its successors, indorsees, transferees and assigns."被担保方"系指以下各方的统称: (a) 质押权人以及 (b)其任何继受者、被背书人、被转让人和受让人。

In this Agreement, unless the context requires otherwise, (1) references to provisions of any law or regulation shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; (2) words importing a gender include every gender; (3) references to agreement or any other document shall be construed as references to such document as the same may be amended or supplemented or novated from time to time; (4) unless otherwise stated, references to clauses and schedules are to clauses and schedules of this Agreement, references to this Agreement shall be construed as including its schedules, and as amended or supplemented from time to time.

除本协议内容另有要求外, (1)
本协议所引用的任何法律或法规条文系指那些可能不时被更新、修改、修订或重新颁布的法律法规条文; (2)
本协议用语中的词性应包括各种词性; (3)
本协议引用的任何协议、或任何其他文件应视为可能不时地被修改、补充或更新的协议或文件; (4)
除另有规定外，本协议引用之条款和附件应被视为可能不时被修改或补充的条款和附件。

2. PLEDGE

2. 质押

2.1 The Pledgor as the sole shareholder of the PRC Companies hereby pledges the Pledged Equity in favor of the Pledgee, as a security for the punctual payment of the full Obligations.

2.1 质押人作为中国公司唯一的股东在此将质押股权质押给质押权人作为履行全部到期还款义务之担保。

2.2 Subject to Clause 9 (*Release of Pledge*), the pledge created hereunder shall be a continuing security and shall remain in full effect and validity until full repayment of the Obligations has been made.

2.2 根据本协议第9条(*质押解除*)有关规定而生成的质押在还款义务完全履行完毕之前应持续并完全有效。

2.3 Promptly after the execution of this Agreement, the Pledgor or the PRC Companies shall provide the Pledgee with the latest business license of the PRC Companies, copies of the Article of Association, the approval letter issued by the Original Approval Authority in respect of the establishment of the PRC Companies, the latest Certificate of Approval of the PRC Companies, the capital verification report issued by the

qualified accounting firm and the capital contribution certificate of the PRC Companies issued to the Pledgor

2.3 在签订本协议之后，质押人或中国公司应立即向质押权人提供中国公司的最新的营业执照、公司章程复印本、原审批机关出具的对中国公司成立的批复、最新版本的中国公司批准证书，由合格的会计师事务所出具的验资报告和出具给质押人关于对中国公司的出资证明;

2.4 Notwithstanding the pledge created hereunder, the Pledgor and the PRC Companies shall be responsible for any obligations and liabilities under their respective Articles of Association of and/or all relevant governmental approvals therefor and the laws applicable thereto, and the Pledgee shall not be obligated to any such obligations and liabilities of the Pledgor as a result of being the Pledgee under this Agreement.

2.4 本协议规定的质押不应影响质押人和中国公司履行其各自章程和/或所有相关政府批复和相关法律所规定的任何责任和义务，且质押权人不应因为作为本协议项下之质押权人而承担质押人应履行的任何该等责任义务。

3. APPROVAL AND FILING

3. 批复与备案

3.2 The Pledgor shall procure its agent or the PRC Companies, after the execution of this Agreement, promptly (but in any event not later than the date falling ten (10) Business Days after the date of the execution of this Agreement) apply for approval from the Original Approval Authority for the pledge granted by it under this Agreement and conduct all formalities relating thereto in accordance with the PRC laws and regulations and submit the following documents:

3.1 中国公司应在协议签订后迅速(在任何情况下不应迟于本协议签订后十(10)个工作日)根据中国法律法规的有关规定，向原审批机关提交本协议项下的股权质押的申请，办理所有相关手续，应提交如下文件:

(i) application letter for the equity pledge;

(i) 股权质押申请书；

(ii) copies of approval certificates and business licences of the PRC Companies affixed with the PRC Companies' chop;

(ii) 加盖中国公司印章的中国公司批准证书和营业执照复印件；

(iii) resolution of the board of directors of the PRC Companies consenting to the pledge under this Agreement;

(iii) 有关通过本协议项下股权质押的中国公司董事会决议；

(iv) an executed original of this Agreement;

(iv) 经签署的本协议原件一份；

(v) the capital contribution certificates issued to the Pledgor;

(v) 质押人的出资证明书;

(vi) the capital verification report in respect of its contributed capital issued by an accountant registered in the PRC and the accounting firm he or she works in; and

(vi) 由中国注册会计师及其所在会计师事务所出具的出资验资报告，以及

(vii) other documents or materials as may be requested by the Original Approval Authority.

(vii) 原审批机关可能要求的其他文件或材料。

3.3 Then, the PRC Companies shall file the pledge of shares hereunder with the AIC within thirty (30) days after obtaining approval from the Original Approval Authority (it being understood that the PRC Companies shall have no obligation to make such filing with the AIC if such approval from the Original Approval Authority has not been obtained for any reason other than a failure by the PRC Companies to use commercially reasonable efforts to obtain such approval) and submit the following documents to AIC for filing:

3.3 随后，中国公司应在获得原审批机关批准后三十(30)日内向工商局进行股权质押的备案(如中国公司为获得该类批准进行了商业上合理的努力，但因其他原因仍然没有从原审批机关处获得批准的，中国公司将没有责任义务向工商局申请股权质押的备案)并向工商局提交下列文件:

(i) application letter;

(i) 申请书;

(ii) approval letter issued by the Original Approval Authority;

(ii) 原审批机关出具的批复;

(iii) Resolution of the board of directors of the PRC Companies consenting to the pledge under this Agreement;

(iii) 有关通过本协议项下股权质押的中国公司董事会决议;

(iv) An executed original of this Agreement;

(iv) 经签署的本协议原件一份;

(v) The capital contribution certificates issued to the Pledgor;

(v) 质押人的出资证明书;

(vi) The capital verification report in respect of its contributed capital issued by an accountant registered in the PRC and the accounting firm he or she works in;

(vi) 由中国注册会计师及其所在会计师事务所出具出资验资报告;

(vii) Copy of the business license of the PRC Companies; and

(vii) 中国公司的营业执照的复印件; 以及

(viii) Other documents or materials as may be requested by AIC.

(ix) 工商局可能要求的其他文件或材料。

3.4 Promptly after the PRC Companies completes the filing with and obtains the filing evidence from AIC (it being understood that the PRC Companies shall have no obligation to file the pledge hereunder with AIC if the approval from the Original Approval Authority contemplated by Clause 3.2 hereto has not been obtained for any reason other than a failure by the PRC Companies to use commercially reasonable efforts to obtain such approval), it shall record the pledge hereunder on the shareholder register of the PRC Companies (it being understood that the PRC Companies shall have no obligation to record the pledge hereunder on the shareholder register of the PRC Companies if the filing with AIC or the approval from the Original Approval Authority has not been completed or obtained, as the case may be, for any reason other than a failure by the PRC Companies to use commercially reasonable efforts to obtain such filing or obtain such approval, as the case may be).

3.4

在中国公司完成工商局有关备案手续并从工商局处获得备案完成证明(根据本协议第3.2条规定, 如公司为获得该类批准进行了商业上合理的努力, 但因其他原因仍然没有从原审批机关处获得批准的, 公司将没有义务向工商局申请股权质押的备案), 应将本协议项下的股权质押登记于中国公司的股东名册

(视情况而定，如公司为获得该类批准进行了商业上合理的努力，但因其他原因仍然没有从原审批机关获得批准的，公司将没有义务将本协议项下的股权质押登记于中国公司的股东名册)。

3.5 Once the PRC Companies obtains or completes the above approval, filing and recordation, the PRC Companies shall promptly provide the certified copies of such approval, filing certificate and the shareholder register of the PRC Companies to the Pledgee for its record.

3.5 中国公司一经获得或完成上述批复、备案和登记后，应立即向质押权人提供该批复、备案、登记证明以及中国公司的股东名册的公证件以供其保存。

3.6 All the costs and fees arising from obtaining the above approval, filing and recording shall be borne by the PRC Companies or the Pledgor.

3.6 所有为获取上述批复、备案和登记所产生的成本和费用应由中国公司或质押人承担。

4. REPRESENTATIONS AND WARRANTIES

4. 声明和保证

The Pledgor makes the representations and warranties set out in this Clause 4 to the Pledgee on the date of this Agreement.

质押人于本协议签订之日对质押权人在本协议第 4 条作出如下声明和保证。

4.1 The obligations expressed to be assumed by it in this Agreement are legal, valid, binding and enforceable, subject to:

4.1 本协议所明确列明的义务在满足下列条件前提下将视为合法、有效、有约束力且可执行的：

4.1.1 Any general principles of law limiting its obligations or the enforceability of the Security expressed to be created by this Agreement;

4.1.2 4.1.1 任何旨在限制本协议所明示设立的担保义务或执行力的所引用的法律原则；或

4.1.2 the requirements specified under Clause 3 and at the end of Clause 4.2.

4.1.2 本协议第3条和第4.2条未所指明的要求。

4.2 All Authorisations required or desirable:

4.2 所有授权是为以下事项所需:

4.2.1 to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Agreement and the transactions contemplated by it;

4.2.1 使得质押人能够合法签订本协议所述订的交易并根据本协议规定行使其权利和并履行义务;

4.2.2 to make this Agreement admissible in evidence in its jurisdiction of incorporation and other relevant jurisdictions; and

4.2.2 有证据证明本协议被公司成立之司法管辖区和其他有关司法管辖区所承认;

4.2.3 to enable it to create the Charge and to ensure that the Charge has and will have the priority and ranking which it is expressed to have,

4.2.3

使质押人能够设立质押，并确保该质押上设有并且将会设有其明示应拥有之优先权和排列顺序;

have been obtained or effected and are in full force and effect save for (a) the approval, the filing and recordation referred to in Clauses 3.1, 3.2 and 3.3 of this Agreement above

上述授权已经获得或实现并且全部有效，但下列授权除外: (a) 本协议上述第3.1条、3.2条和3.3条所提及的批复、备案和登记

4.3 It has or, where the equity interests constituting Pledged Equity are acquired by it after the date of this Agreement, from the date of such acquisition, will have, good and valid title in all material respects to the assets which are expressed to be subject to the Charge hereto, free from all liens not permitted by the Shareholder Loan Agreement and except for assets sold or otherwise disposed of in the ordinary course of business or as permitted by the Loan Agreement.

4.3

质押人已经或(如构成质押股权之股权在本协议所载日期后被收购，从该收购日起)将拥有全部有关本协议所明确规定的质押下的资产之良好且有效的所有权，并且除已售资产或经其他正常经营程序处理的资产外，不受股东贷款文件所禁止担保的限制。

4.4 Subject to any applicable reservations in legal opinions delivered pursuant to any Credit Document and the requirements specified in Clause 3 and the end of Clause 4.2, this Agreement creates in favor of the Pledgee the Charge which it is expressed to create, with the ranking and priority it is expressed to have.

4.4 在根据任何贷款文件而出具的法律意见书中的任何相关保留和本协议第3条和第4.2条末所明确要求的限定下，本协议将为质押权人按其明示之优先权和受偿顺序建立质押。

4.5 The equity interests constituting Pledged Equity are duly authorized, validly issued and fully paid in accordance with the terms of the Articles of Association of the PRC Companies. There are no monies or liabilities outstanding or payable in respect of any equity interests constituting Pledged Equity.

4.5 构成被质押股权的股权是根据中国公司章程条款规定经合法授权、有效发行并已完全支付对价的股权。该质押股权组成部分中不存在任何未支付或未履行的金钱或债务。

4.6 The equity interests constituting Pledged Equity constitute all of the equity capital in the PRC Companies held by the Pledgor and no person has or is entitled to any conditional or unconditional option, warrant or other right to subscribe for, purchase or otherwise acquire any issued or unissued equity interests or any interest in any equity interests, in the equity capital of the PRC Companies.

4.6 构成质押股权的股权为质押人所拥有的全部中国公司之股权，没有任何人拥有或享有任何有条件或无条件的针对任何中国公司已发行或未发行股份或任何该类股份所包含之权益的购买选择，担保或其他认购、购买或收购的权利。

4.7 Except as permitted pursuant to the Loan Agreement, no meeting has been convened by it, or order made or resolution passed, for its Winding-up, no such step is intended by it and, so for as far as it is aware, no petition, application or the like is outstanding for its Winding-up.

4.7 除贷款协议允许外，质押人不得召集任何会议或下令或通过决议而解散公司，也不得有计划的，或在其知晓范围内采取任何行动请求、申请或以任何其它类似的方式而寻求解散公司。

5. UNDERTAKINGS

5. 承诺

5.1 So long as this Agreement remains in effect, the Pledgor undertakes with the Pledgee before the full payment of the Obligations that it shall promptly complete all

necessary approval, filing and recording procedures (including without limitation) those set out in Clause 3 of this Agreement, and upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted to the extent permissible under applicable PRC Laws.

5.1

在本协议有效的前提下，质押人向质押权人承诺在履行全部贷款支付义务前，在中国法律准许下将迅速完成全部必需的审批、备案及登记手续(包括但不限于本协议第3条中所包含之手续)，且在质押权人书面要求下，由质押人自行负担费用，迅速及时地签署并交付质押权人为保护本协议全部利益和其被授予之权利和权力而进一步合理要求的文书、文件并采取进一步行动。

5.2 Without the prior written consent of the Pledgee, the Pledgor shall not (i) vote to enable, or take any other action to permit, the PRC Companies to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of the PRC Companies, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Equity or proceeds thereof (except pursuant to a transaction expressly permitted by the Loan Agreement), (iii) create, incur or permit to exist any lines in favor of, or any claim of any Person with respect to, any of the Pledged Equity or proceeds thereof, or any interest therein, except for the security interests created by this Agreement or as otherwise permitted by the Loan Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Equity thereof.

5.2

除质押权人事先书面同意外，质押人不得(i)投票或采取其他任何行动允许中国公司发行任何形式的股本、或任何可兑换证券，或进行任何购买或交换任何形式的中国公司股本的授权；
(ii)出售、转让、过户、交换或其它任何类似处理，或授权选择购买质押股权或其收益；(iii)
创建、造成或允许存在任何有利于任何人的任何有关质押股权或其收益，或任何除本协议项下产生或其它任何贷款协议所允许之担保物权之留置权或主张权；(iv)
签订或履行任何包含有限制质押人或管理代理人出售、转让或过户任何质押股权的权利或能力条款的协议。

5.3 The Pledgor shall authorize and instruct the PRC Companies to (A) comply with any instruction received by it from the Pledgee in writing and the Pledgor agrees that the PRC Companies shall be fully protected in so complying, and (B) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Equity for the benefit of the Pledgee; and

5.3

质押人应授权并指示中国公司(A)遵守质押权人发出的任何书面指令，且质押人同意中国公司在遵守约定的情况下将受到完全的保护；
(B)除明确允许外，支付给质押权人任何质押权人质押股权的股息或任何其他相关款项。

5.4 The Pledgor shall defend its and the Pledgee's security interest in and to all the Pledged Equity against lines other than lines permitted by Section 10.2 of the Shareholder Loan Agreement and the Charge created pursuant to this Agreement, however arising, and any and all persons whomsoever.

5.4

质押人应保护其及质押权人于所有质押股权中的担保物权使其免受除股东贷款协议第10.2条及根据本协议所创建之担保所允许的留置权外的任何其他无论如何产生、被谁享有的质押权影响。

5.5 Subject to Clause 5.6, the Pledgor shall be entitled to exercise or direct the exercise of the voting and other rights attached to any Pledged Equity as it sees fit provided that it does so for a purpose not prohibited by any Shareholder Loan Agreement.

5.5

受本协议第5.6条规定的限制，质押人应有权行使或指引行使投票或其他依附于质押股权上不被任何股东贷款文件禁止的可行使的适当权利。

5.6 At any time after a Declaration and during the continuance of an Event of Default the Pledgee shall be entitled to direct the exercise of the voting and other rights attached to any Pledged Equity in such manner as it or he sees fit, provided that after all Events of Default have been cured or waived and the Pledgor has delivered to the Pledgee a certificate to that effect, the Pledgor shall have the right to exercise the voting and other rights attached to any share that the Pledgor would otherwise be entitled to exercise pursuant to the terms of Clause 5.5.

5.6

除在所有违约事件已被弥补或放弃且质押人已向质押权人递送了有关的效力证书的情况下，质押人有权行使投票权或其它任何质押人根据本协议第5.5条规定而有权行使的依附于任何股权中的权利外，在声明发出后的任何时间及违约事件的持续期内，质押权人将有权利用其投票权及以其他任何其自身认为适当的方法行使质押股权中所附有的权利。

5.7 At any time after a Declaration and during the continuance of an Event of Default and upon notification by the Pledgee, the Pledgor shall hold any dividend or any other distribution received by it on trust for the Secured Parties provided that, after all Events of Default have been cured or waived and the Pledgor has delivered to the Pledgee a certificate to that effect, the Pledgee shall repay the Pledgor (without interest), all dividends, distributions and principal and interest payments that the Pledgor would otherwise be permitted to receive, retain and use.

5.7

除在全部违约事件已被弥补或放弃且质押人已向质押权人递送了有关的效力证明后，质押权人应支付质押人(不含利息)所有股息、分红、本金及利息外，在声明发出后的任何时间及违约事件的持续期内

，在质押权人已发出通知的情况下，质押人应代被担押人接受持有并立即交付给质押权人或质押权人指定方任何其代受保障方所收取的股息或其它分红。

6. ENFORCEMENT OF THE PLEDGE

6. 质押执行

6.1 Upon a Declaration and during the continuance of an Event of Default, the pledge hereunder shall immediately become enforceable, and the Pledgee shall have the full legal rights and power to do the following (but not limited to) without any consent of the Pledgor to the extent permissible under applicable PRC Laws; however, if pledgee seeks to transfer all or any of the Pledged equity, it has to seek approvals again from the Original Approval Authority;

6.1 在声明发出后及违约事件持续期间内，如在中国法律允许下,本协议项下质押应可立即执行，且质押权人在不得到质押人的同意的情况下，应享有以下全部法定权力;但是,质押权人如转让全部或部分质押股权,应重新向原审批机关申请批准:

(1) auction, sell off, transfer, or dispose of in any other way all or part of the Pledged Equity at then available market price according to the relevant PRC laws;

(1) 根据相关中国法律规定，以可实现的市场价格拍卖、完全出售、转让或以其他任何方式处理全部或部分质押股权;

(2) dispose the Pledged Equity in any other ways permitted by PRC laws and regulations; and

(2) 以其他任何中国法律法规允许的方式处理质押股权;

(3) do all such acts which the Pledgee may deem necessary or desirable for the realization of the Pledged Equity or any part thereof or which are helpful or conducive for the Pledgee to exercise the rights conferred on it hereunder.

(3) 以任何质押权人认为必须的或值得的有用或有益于使质押权人实现质押股权或其享有的该质押股权中权利的方式而作为;

6.2 The proceeds collected by the Pledgee from any disposal of the Pledged Equity shall be distributed in the following order of priority:

6.2 质押权人从任何质押股权处理中所获得的收益应按照以下先后顺序进行分红:

(1) in or towards the payment of all costs, losses, liabilities and expenses of and incidental to the appointment of any Delegate and the exercise of any of his rights, including his remuneration and all outgoings paid by him;

(1) 全部费用、支出、义务、开销的款项以及因任何授权委派而附带发生的为行使其权利而发生的款项，包括报酬及其支付的全部开始费用;

(2) in or towards the payment Obligations owing to them on the date of such application and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof; and

(2) 质押权人应于申请日期时收到的任何款项，及如不足以支付全部款项时，按未付款项以均等比例(没有先后顺序之分)支付给被担保方的款项；及

(3) in payment of any surplus to the Pledgor or other person lawfully entitled to it or as a court of competent jurisdiction may determine.

(3) 支付给质押人或任何法定权利人或有权法律管辖区法庭所裁决之权利人的应收盈余的任何部分。

6.3 The Pledgee shall have no liability for the above disposal of the Pledged Equity in accordance with this Agreement and the Pledgor shall not claim against the Pledgee for such disposal in any circumstance, except for the damages or losses as a result of the gross negligence or willful misconduct of the Pledgee.

6.3 质押权人根据本协议规定不应承担任何上述质押股权的处理责任，且质押人不得针对质押权人在任何情况下主张任何此类处理，其中由质押权人的严重疏忽或故意过失所造成的损失除外。

7. AUTHORIZATION

7. 授权

7.1 The Pledgor hereby irrevocably authorizes the Pledgee to execute on behalf of the Pledgor upon a declaration and during the continuance of an event of default, any agreements or documents which the Pledgee deems necessary for performance of the obligations and liabilities of the Pledgor hereunder or for maintaining the validity and enforceability of the Charge hereunder or for enjoying and exercising any powers and rights by the Pledgee hereunder, or for extension of the term hereunder or for making any amendments or supplements to this Agreement, or in connection with the enforcement of this Agreement to the extent permissible under applicable PRC Laws.

7.1 质押人于此不可撤回地授权质押权人以质押人的名义签署声明并在违约事件持续期间内、在中国法律

准许下任何质押权人认为对质押人履行其责任义务、或为本协议项下质押之有效性、可执行性，或为行使和享有任何质押权人在本协议项下应享有的权利，或为延长本协议有效期，或对本协议进行任何修改、补充，或为任何执行本协议之目的而必须签署的协议或文件。

8. INDEPENDENCE OF PLEDGE

8. 质押之独立性

8.1 The security under this Agreement shall be independent of any other security the Pledgee now or in the future may have in respect of the Obligations, and the Pledgee may, subject to the terms of the Loan Agreement, directly enforce the security hereunder without firstly enforcing any other security.

8.1 本协议项下形成之担保应独立于其它任何质押权人现有或将来可能拥有的与义务有关的担保外而存在，且质押权人应在贷款协议条款约定下，先于其他任何担保而执行本协议之担保。

8.2 The security rights and interests of the Pledgee hereunder or the validity or enforceability of the security hereunder shall not be prejudiced, affected or relieved by to the extent permissible under applicable PRC Laws:

8.2 质押权人在本协议项下之担保物权及利益，或该担保之有效性、可执行性，在中国法律准许下不应受到以下任何原因的损害、影响或解除：

(1) the insolvency, liquidation, inability, dissolution, or incapability or restriction of the capability of action or any change to the status of the Pledgor, the Pledgee or any other person;

(1) 质押人、质押权人或其他任何第三人的破产、清算、无行为能力、解散、无资格、行为能力受限、或性质转变；

(2) any variation, modification or amendment, or invalidity or partial invalidity of any agreement, or any other security agreements or any other documents in relation to the Obligations;

(2) 任何协议、或任何其他担保协议、或任何其他与义务有关至文件的变更、修改或修订、失效或部分失效；

(3) any extension, compromise, reconciliation, or any indebtedness reconstruction, exemption by the Pledgee to the Pledgor or any other person;

(3) 质押权人针对质押人或其他任何人而作出的任何扩充、折衷、调和、或任何债务重组、豁免；

(4) any sale, re-pledge, assignment, inheritance, bestowment, waiver or any other disposal by the Pledgor in respect of the Pledged Equity; and

(4) 任何质押人就质押股权所作出的出售、再质押、转让、继承、赠与、弃权或其他任何处理；以及

(5) any freezing, sealing-up or attachment of the Pledged Equity by any law execution authority (including the court), or any litigation or administrative sanction in relation to the Pledged Equity.

(6) 任何与质押股权有关的冻结、封存、任何执法机构(包括法院)对质押股权的扣押、或诉讼、或行政处罚。

9. <u>RELEASE OF PLEDGE</u>

9. 质押解除

9.1 Release of Security

9.1 担保解除

Upon any sale or other transfer by the Pledgor of any Pledged Equity that is permitted under the Shareholder Loan Agreement, the pledge over such Pledged Equity shall be automatically released and such Pledged Equity sold free and clear of the lien and security interests created hereby .

在质押人根据股东贷款协议允许而进行的任何出售或其他转让的情况下，质押股权上的质押应被自动解除且对质押股权的出售将不受到任何本协议项下的留置权或担保物权之限制。

9.2 Automatic release

9.2 自动解除

The Pledgor shall automatically be released from its obligations hereunder and the pledge created pursuant to this Agreement shall be automatically released upon the consummation of any transaction permitted under the Loan Agreement, as a result of which the Pledgor ceases to be a subsidiary guarantor.

在圆满完成贷款协议允许之任何交易，而导致质押人不再作为附属担保人的情况下，质押人在本协议项下的责任义务以及根据本协议而产生的质押将被自动解除。

9.3 Documents for release

9.3 解除文件

In connection with any termination or release pursuant to Clause 9.1*(Release of Security)* and Clause 9.2 *(Automatic Release)*, the Pledgee shall execute and deliver to the Pledgor, at the Pledgor's expense, all documents that the Pledgor shall reasonably request to evidence such termination or release and pledgee shall agree with Pledgor to file the release papers to the Original Approval Authority and the AIC. .

与本协议 9.1 条(*担保解除*)和第 9.2 条(*自动解除*)项下之任何终止和解除相关的文件应由质押权人经质押人合理请求，应自付费用，签署并递送上述终止和解除的文件。质押权人应书面同意解除并由质押人向原审批机关提交本协议项下的股权质押解除的手续并向工商局办理股权质押解除的备案登记。

10. CHANGE OF CIRCUMSTANCE

10. 情势变更

Without the prejudice of this Agreement, if there is any change in or introduction of any law, regulation or in the interpretation or application thereof which may affect or limit the validity or enforceability of this Agreement or any part hereof, then the Pledgor or the PRC Companies shall at the reasonable request of the Pledgee take all lawful steps to, including but not limited to, execute a new pledge agreement or other documents and to conduct and perfect the relevant pledge procedures, so as to ensure the full legality, validity and enforceability, and all relevant fees and expenses shall be assumed by the Pledgor to the extent permissible under applicable PRC Laws. To the extent necessary, the Pledgee shall provide all reasonable assistance to the Pledgor or the PRC Companies in taking the foregoing steps.

不影响本协议约定，如果由于任何法律、法规或其解释、适用发生变化或更新，而影响或限制本协议或本协议之某一部分的有效性或可执行性，质押人或中国公司应根据质押权人的合理请求，采取所有合法手段，包括但不限于，在中国法律允许下,签署新的质押协议或其它文件来进行或完善质押程序，以保证其完整的合法性、有效性、可强制执行性，且所有相关费用和支出应由质押人承担。如有需要，质押权人应向质押人或中国公司就采取上述行动而提供全部的合理协助。

11. MISCELLANEOUS

11. 其它

11.1 This Agreement is executed in Chinese and English, the Chinese Version and the English version shall have equal validity.

11.1 本协议有中英两种版本，具有同等效力。

11.2 Any modification, waiver or release in respect of any provision of this Agreement shall be duly executed by the Parties in writing, and approved by relevant Original Approval Authorities in accordance with PRC law .

11.2 对本协议条款的任何修改、放弃或解除均应以书面形式作出，并经双方合法签署,并根据中国法律规定经有关原审批机关批准后方可生效。

11.3 The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provisions of this Agreement.

11.3 本协议任何条款无效、非法或不可强制执行不影响本协议其它条款的有效性、合法性或可执行性。

11.4 Any party shall maintain as strictly confidential the existence and provisions of this Agreement, as well as of any correspondence, resolutions, ancillary agreements and any other documentation associated herewith. The confidentiality obligations of the Parties hereunder shall remain in full force and effect regardless of the termination of this Agreement for any reason.

11.4 任何一方均应履行严格保密的义务，包括对本协议，任何书面通讯,方案,合同附件及任何其它有关文件资料该保密义务在协议终止后无论以何理由均具有全面法律效力.

12. NOTICES

12. 通知

12.1 Each notice, demand or other communication to be given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) Business Days' prior written notice specified to the other Party):

12.1 本协议项下提交或发出的各种通知、索赔或其它文函应以书面形式作出，并送达或发送至相关方.下文所列的地址或传真号(或由一方提前五(5) 个工作日书面通知对方的其它地址或传真号)：

To the Pledgor:

至质押人:

Olympic Forward Trading Ltd.
滔太贸易有限公司

Address: Flat F, 17/F, Block 1, La Costa, 8 Po Tao Street, Ma On Shan, N.T. Hong Kong.
地址: [ ]
Attention:
联系人:

To the Pledgee:

至质押权人:

Gain Dynasty Investment Ltd.

Address: Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands.
地址:
Attn:
联系人:

13. GOVERNING LAW AND COURT JURISDICTION

13. [illegible]

13.1 This Agreement is governed by and construed in accordance with PRC law.

13.1 本协议应由中国法律进行解释和管辖。

13.2 All disputes among the parties arising out of or relating to this Agreement shall be finally settled at Hong Kong International Arbitration Center ("**HKIAC**"). The arbitration shall be conducted in accordance with the then effective arbitration rules of the HKIAC at the time of application for the arbitration. The place of arbitration shall be in Hong Kong. The arbitral procedure shall be conducted in the English language. The arbitral tribunal shall be composed of three arbitrators. One arbitrator shall be appointed by the Pledgor, one arbitrator shall be appointed by the Pledgee, and the third arbitrator, who shall serve as Chairman of the arbitration tribunal, shall be appointed through the mutual agreement of the other two arbitrators. The award of any dispute by the arbitrators pursuant to this Clause 13.2 shall be non-appealable, final, binding and conclusive on the parties to such dispute and may be enforced and entered as a judgment in any court of law with jurisdiction thereof. The fees and disbursements of the arbitrators shall be allocated to the party against whom any dispute decided hereunder is resolved, except as otherwise determined by the arbitral tribunal. Each of the parties hereby irrevocably agrees that any service of process made with respect to a dispute under this Agreement may be made pursuant to the notice procedures set forth in Clause 12.1.

13.2 在双方之间因本协议而生，或与本协议相关的任何纠纷应最终在香港国际仲裁中心（“仲裁中心”）。仲裁应根据申请仲裁时有效的仲裁中心的仲裁规则进行。仲裁地点是香港。仲裁程序应采用中文、英文两种语言进行。仲裁庭应由三名仲裁员组成，其中由质押人指定一名，质押权人指定一名，第三名仲裁员由其他两名仲裁员共同指定并作为首席仲裁员。根据本协议第13.2条有关规定，由仲裁员针对任何纠纷所做出之仲裁裁决为双方就该纠纷之最终裁决，对双方均具有约束力，不可上诉，且可视为任何有管辖权法院所作出之裁决而强制执行。除仲裁庭另行裁决外，仲裁的费用和款项应由本协议项下争议解决的义务方承担。双方在此不可撤回的同意与本协议项下争议相关的各项程序应按照本协议第12.1条的通知程序作出。

13.3 During the period of disputes resolution, except the matters in dispute, each party hereto shall continue to perform other provisions of this Agreement to the extent permissible under applicable PRC Laws.

13.3 在争议解决过程中，除争议事项外，在中国法律准许下，双方将继续本协议其它条款的履行。

(Execution page)

(签字页)

IN WITNESS WHEREOF, this Agreement has been executed by the authorized representatives of the Parties on the date first written above:

特此为证，本协议由双方授权代表于页首日期签署:

THE Pledgor:

质押人:

Olympic Forward Trading Ltd.

滔达贸易有限公司

By/签字:

Name/姓名:

Title/职位:

THE Pledgee:

质押权人:

Gain Dynasty Investment Ltd.

By/签字:

Name/姓名:

Title/职位:

(Execution page)

(签字页)

IN WITNESS WHEREOF, this Agreement has been executed by the authorized representatives of the Parties on the date first written above:

特此为证，本协议由双方授权代表于页首日期签署：

THE Pledgor:

质押人：

Olympic Forward Trading Ltd.

滔达贸易有限公司

By/签字:

Name/姓名:

Title/职位:

THE Pledgee:

质押权人：

Gain Dynasty Investment Ltd.

By/签字：

Name/姓名:

Title/职位: